                                                                    EXHIBIT 99.2

                                    AMENDMENT

          AMENDMENT, dated as of October 4, 2006 (this "AMENDMENT"), to the Credit Agreement, dated as of March 3, 2006 (as amended from time to time prior to the date hereof, the "CREDIT AGREEMENT"), among QVC, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), WACHOVIA CAPITAL MARKETS, LLC, as syndication agent (in such capacity, the "SYNDICATION AGENT"), and J.P. MORGAN SECURITIES INC. and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and joint bookrunners (collectively, in such capacity, the "JOINT LEAD ARRANGERS").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Borrower intends to enter into a credit agreement (the "NEW CREDIT AGREEMENT") with Wachovia Bank, N.A., as the administrative agent, Wachovia Capital Markets, LLC and Banc of America Securities LLC, as the joint lead arrangers, Wachovia Capital Markets, LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc., as the joint bookrunners, and Bank of America, N.A. and J.P. Morgan Securities Inc., as the joint syndication agents, in connection with initial term and delayed draw term facilities;

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS TO SECTION 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Restricted Stock Plans" in its entirety and inserting the following new definition in appropriate alphabetical order:

          "STOCK COMPENSATION PLANS" means compensation plans in connection with which the Borrower and its Subsidiaries make payments to LMC and its Affiliates in consideration for securities of LMC issued to employees of the Borrower and its Subsidiaries, as provided for in the Restricted Stock Award Agreements between LMC and employees of the Borrower and its Subsidiaries, dated November 12, 2003 and the Liberty Media Corporation 2000 Incentive Plan, as the same may be amended, supplemented or replaced from time to time.

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                                                                               2

          (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the table from the definition of "PRICING GRID" in its entirety and inserting the following new table:

       Consolidated Leverage                                 Applicable Rate for       Applicable Rate for
               Ratio                 Commitment Fee           Eurocurrency Loans            ABR Loans
  --------------------------------------------------------------------------------------------------------
      GREATER THAN 3.50:1.00         0.200%                     1.000%                     0%
  LESS THAN OR EQUAL TO 3.50:1.00    0.175%                     0.875%                     0%
  LESS THAN OR EQUAL TO 3.00:1.00    0.150%                     0.750%                     0%
  LESS THAN OR EQUAL TO 2.50:1.00    0.125%                     0.625%                     0%
  LESS THAN OR EQUAL TO 2.00:1.00    0.100%                     0.550%                     0%
  LESS THAN OR EQUAL TO 1.50:1.00    0.090%                     0.450%                     0%

          SECTION 3. AMENDMENT TO SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following new clause (b):

          the Borrower will not create, incur, assume or permit to exist any secured Indebtedness of the Borrower ("SECURED INDEBTEDNESS"), and will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness of such Subsidiary (whether secured or unsecured) ("SUBSIDIARY INDEBTEDNESS," and together with Secured Indebtedness, "PRIORITY INDEBTEDNESS"), unless either (i) the aggregate outstanding principal amount of Priority Indebtedness does not exceed, at the time of and after giving effect to such creation, incurrence or assumption, 50% of the Consolidated EBITDA of the Borrower for the most recently completed four fiscal quarter period (to be calculated at the time of each such creation, incurrence or assumption) or (ii) the Loans benefit equally and ratably from the security for such Secured Indebtedness or, in the case of Subsidiary Indebtedness that is secured, for such Subsidiary Indebtedness and benefit from Guarantees from the Subsidiaries that have incurred such secured or unsecured Subsidiary Indebtedness, as applicable, (in each case on terms reasonably satisfactory to the Administrative Agent), PROVIDED that in either case, after giving effect to such Priority Indebtedness, (i) no Default shall have occurred and be continuing and
          (ii) the Borrower shall be in compliance with Section 6.10 hereof on a PRO FORMA basis reflecting such Priority Indebtedness.

          SECTION 4. AMENDMENT TO SECTION 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting the words "existing Restricted Stock Plans" in clause (c) and inserting in lieu thereof the words "Stock Compensation Plans".

          SECTION 5. CONSENT TO CHANGE IN APPLICABLE RATE. The parties hereto agree that until the first Adjustment Date occurring after December 31, 2006, the Applicable Rate shall be determined by reference to the third level (i.e. LESS THAN OR EQUAL TO3.00:1.00) of the Pricing Grid.

          SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the date (the "EFFECTIVE DATE") on which the last of the following conditions precedent becomes satisfied:

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                                                                               3

          (a) the Borrower and the Administrative Agent shall have each executed and delivered this Amendment;

          (b) the Administrative Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a "LENDER CONSENT LETTER") from Lenders constituting the Required Lenders; and

          (c) the conditions precedent set forth in Section 4.01 of the New Credit Agreement shall have been satisfied (or will be satisfied upon the effectiveness of this Amendment).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

          SECTION 7. REPRESENTATIONS AND WARRANTIES.

          (a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of the Borrower made in the Credit Agreement are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default has occurred and is continuing; provided that all references to the "Agreement" in the Credit Agreement shall be and are deemed to mean the Credit Agreement as amended hereby.

          (b) The Borrower hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment; the execution and delivery by the Borrower of the Amendment have been duly authorized by all necessary corporate action on its part; and the Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable in accordance with its terms.

          SECTION 8. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms. All references to the "Agreement" in the Credit Agreement shall be and are deemed to mean the Credit Agreement as amended hereby.

          SECTION 9. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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                                                                               4

          SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              QVC, INC.


                              By:
                                   ------------------------------
                                    Name:
                                    Title:

                              JPMORGAN CHASE BANK, N.A.,
                              as Administrative Agent


                              By:
                                   ------------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                              LENDER CONSENT LETTER
                           QVC, INC. CREDIT AGREEMENT
                            DATED AS OF MARCH 3, 2006


To: JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below

Ladies and Gentlemen:

          Reference is made to the Credit Agreement, dated as of March 3, 2006 (as amended from time to time prior to the date hereof, the "CREDIT AGREEMENT"), among QVC, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), WACHOVIA CAPITAL MARKETS, LLC, as syndication agent (in such capacity, the "SYNDICATION AGENT"), and J.P. MORGAN SECURITIES INC. and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and joint bookrunners (collectively, in such capacity, the "JOINT LEAD ARRANGERS").

          The Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the "AMENDMENT").

          The undersigned Lender hereby consents to the Amendment, and hereby consents to the Administrative Agent entering into the Amendment pursuant to
Section 9.02(b) of the Credit Agreement.

                            Very truly yours,

                            ----------------------------------------------------
                            (NAME OF LENDER)

                            By:
                               -------------------------------------------------
                            Name:
                            Title


Dated as of ___________, 2006